AMENDMENT NO. 8 TO CREDIT AGREEMENT

AMENDMENT NO. 8, dated as of November 23, 1998, to the
Credit Agreement dated as of September 30, 1992 and effective as of December 23, 1992, as amended on April 30, 1993, October 5, 1993, August 15, 1994, December 1, 1994,
August 3, 1995, September 20, 1996 and August 26, 1997 (the
"Agreement"), between The Interpublic Group of Companies,
Inc. (the "Borrower") and THE FIRST NATIONAL BANK OF
CHICAGO (the "Bank").

SECTION 1.	AMENDMENTS:

(a) Notwithstanding the dates specified in Sections 1.1 and 2.13 of the Agreement and subsequent correspondence, including the letter dated September 20, 1996 from the Borrower to the Bank extending the Termination Date to December 1, 1998,
Section 1.1 is hereby amended by changing the Termination Date to "September 30,
2001".

(b)	Section 2.1 of the Credit Agreement is
hereby amended by changing the figure on the fifth line therein to the figure
"$25,000,000".

(c)	Exhibit A to the Credit Agreement and the
corresponding Note delivered to the Bank thereunder are hereby amended by changing the figure on the top left corner therein to the figure "$25,000,000".

(d)	Upon the effectiveness of this Amendment
pursuant to Section 4 hereof, the Bank
shall be authorized to endorse on the Note issued to it the following legend: "The
Commitment of the Bank reflected on the top left corner of this Note has been increased to $25,000,000 pursuant to an Amendment dated as of November 23, 1998 to the Credit
Agreement referred to in this Note", or a legend of similar effect.


SECTION 2.	REPRESENTATIONS AND WARRANTIES.  The
Borrower hereby represents and warrants to the Bank that: (a) the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct on and as of the date hereof as if made on and as of said date; (b) no Event of Default specified in Section 7 of the Credit
Agreement and no event, which with the
giving of notice or lapse of time or both, would become such an Event of Default has occurred and is continuing; (c) the execution, delivery and performance by the Borrower of this Amendment are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Borrower's charter or by-laws, or (ii) law or any contractual restriction binding on or affecting the Borrower; (d) no order, consent, authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, or any other person, firm, corporation or other legal entity, is required for the due execution, delivery and performance of this Amendment by the Borrower; and (e) this Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

SECTION 3.	MISCELLANEOUS.   (a)  Unless otherwise
specifically defined herein, each term used herein which is a defined term shall have the meaning as defined in the Credit
Agreement; (b) each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference, and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby;
and (c) except as specifically amended
above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 4.	COUNTERPARTS; EFFECTIVENESS.  This
Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Bank shall have received duly executed counterparts hereof signed by the parties hereto. This Amendment shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

THE INTERPUBLIC GROUP OF
COMPANIES, INC.


BY: ALAN M. FORSTER
	   ALAN M. FORSTER
	   VICE PRESIDENT & TREASURER

THE FIRST NATIONAL BANK OF
CHICAGO


BY:  JUAN J. DUARTE
	JUAN J. DUARTE